Principal Funds, Inc.
Inflation Protection Fund
Supplement dated December 16, 2025
to the Prospectus dated March 1, 2025 and
Statement of Additional Information dated March 1, 2025
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
The Board of Directors of Principal Funds, Inc. (the “Board”) approved the termination of BlackRock Financial Management, Inc. and BlackRock International Limited as Sub-Advisor and Sub-Sub Advisor, respectively for the Inflation Protection Fund effective on or about March 1, 2026. As a result of the noted termination, certain changes to the Fund’s investment strategies and risks will be made. On or about March 1, 2026 delete all references to BlackRock Financial Management, Inc. and BlackRock International Limited as Sub-Advisor and Sub-Sub-Advisor, respectively, for the Inflation Protection Fund in the Prospectus and Statement of Additional Information.
Subject to review and comment by the Staff of the U.S. Securities and Exchange Commission (the “SEC”), the Inflation Protection Fund will be changing its principal investment strategies and risks. Accordingly, on March 1, 2026, delete the two paragraphs under Principal Investment Strategies, and replace with the following:
The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. government. In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor uses a sampling strategy designed to track the Bloomberg U.S. TIPS Index (the “Index”). The index is composed of investment grade U.S. treasury inflation-protected securities (“TIPS”). As of [January 31, 2026], the Index was composed of [48] issues. The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Generally, the Fund makes corresponding changes to its portfolio shortly after Index changes are made public. The Fund typically does not purchase all of the securities in the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of January 31, 2026, was [X Years].
The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. As of [January 31, 2026], the Index was not concentrated in any industry.
On March 1, 2026, delete Counterparty Risk, Derivatives Risk, Foreign Currency Risk, Foreign Securities Risk, and U.S. Government-Sponsored Securities Risk from the Fund’s principal risks and add the following risk alphabetically:
Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
On December 16, 2025, a preliminary registration statement was filed with the SEC for SEC Staff review. Pending SEC Staff review and comment and other contingencies, the Fund expects the changes to be effective on March 1, 2026. This supplement is intended to provide advance notice to shareholders of such changes.
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